Exhibit 4.6

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (this “Agreement”) has been executed by and between the following parties on October 21, 2020 in Guangzhou, PRC:

Pledgee:	EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Address:	Building C, No.72, Nanxiang Second Road, Science City of Guangzhou Hi-Tech Industrial Development Zone, PRC

Pledgor:	Shuai Feng

PRC ID No.:	[****]

Address:	[****]

Whereas:

1.

Pledgor is a natural person with the nationality of the People’s Republic of China (“China” or the “PRC”), and holds registered capital of CNY57,000,000 in Guangzhou EHang Intelligent Technology Co., Ltd. (“Intelligent Technology”) in record, representing 95% of the equity interest in Intelligent Technology. Guangzhou EHang Intelligent Technology Co., Ltd. is a limited liability company registered in Guangzhou, PRC, which engages in the research and development, manufacture, operation and sale of unmanned aerial vehicle.

2.	Pledgee is a wholly foreign-owned enterprise registered in Guangzhou, PRC, which engages in the consulting services of aviation technologies.

3.

Pledgee and Intelligent Technology owned by Pledgor entered into the Exclusive Technical Consulting and Services Agreement (the “Services Agreement”) and the Exclusive Service Agreement (the “Exclusive Services Agreement”) on January 29, 2016; Pledgee, Pledgor and Intelligent Technology entered into the Shareholders Voting Proxy Agreement (the “Voting Agreement”) and the Exclusive Option Agreement (the “Option Agreement”) on October 21, 2020.

4.

To the extent permitted by applicable laws, Pledgor is willing to pledge all its Equity Interest to Pledgee as a first priority security for the performance of the Contractual Obligations and repayment of the Secured Indebtedness, and Intelligent Technology agreed to such Pledge.

The parties have mutually agreed to execute this Agreement upon the following terms.

1.	DEFINITIONS

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement.

1.2

Equity Interest: shall refer to all of the equity interest lawfully held by Pledgor in Intelligent Technology (i.e. registered capital of CNY 57,000,000, representing 95% of the equity interest in Intelligent Technology).

1.3

Contractual Obligations: shall refer to all obligations of Pledgor under the Voting Agreement, Option Agreement and the amendments thereto; all obligations of Intelligent Technology under the Voting Agreement, Services Agreement, Exclusive Services Agreement and the amendments thereto; and all obligations of Pledgor and Intelligent Technology under this Agreement.

1.4

Secured Indebtedness: shall refer to all direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default (see below) on the part of or any breach of the Contractual Obligations by Pledgor and/or Intelligent Technology, and all expenses incurred by Pledgee in connection with enforcement of the Contractual Obligations of Pledgor and/or Intelligent Technology, the amount of which is expected to be no less than CNY 57,000,000.

1.5	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.6	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.7	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	THE PLEDGE AND TRANSFER

2.1

Pledgor hereby pledges to Pledgee all of Equity Interest in Intelligent Technology held by such Pledgor. The Pledge refers to the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

3.	TERM OF PLEDGE

3.1	The Term of the Pledge

This Agreement shall take effect as of the date when this Agreement is duly signed or chopped by both parties; the effectiveness and execution of this Agreement will not be affected by the pledge registration specified in this Agreement. This Agreement shall be in full force and effect until Intelligent Technology and Pledgor’s satisfaction of all Contractual Obligations and settlement of all Secured Indebtedness, or for twenty (20) years as from the date hereof (the “Term of Pledge”). If Intelligent Technology and Pledgor fail to fully perform the Contractual Obligations or the Secured Indebtedness is not fully paid off, both parties agree that the Term of Pledge shall be extended at the request of Pledgee until the Contractual Obligations are fully performed and the Secured Indebtedness is fully paid off. Upon Pledgee’s request, Intelligent Technology shall extend its operation period to sustain the effectiveness of this Agreement.

4.	CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the investment certificate for its Equity Interest in Intelligent Technology and the shareholders’ register containing the Pledge within one week from the execution of this Agreement.

4.2	Pledgee shall have the right to receive dividends on the Equity Interest.

5.	REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1	Pledgor is the legal owner of the Equity Interest.

5.2	In any event that Pledgee exercises its rights under this Agreement, no interference shall be made by any other parties.

5.3	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.4	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	COVENANTS OF PLEDGOR

6.1	Pledgor hereby covenants to Pledgee that during the term of this Agreement, Pledgor shall:

6.1.1

not transfer the Equity Interest, or place or permit the existence of any security interest or other encumbrance on the Equity Interest that may affect Pledgee’s rights and interests, without the prior written consent of Pledgee;

6.1.2

comply with and implement the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may change any warranty or obligation of Pledgor hereunder or have an impact on the performance by Pledgor of its obligations hereunder.

6.2

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for payment of the Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable timeframe with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement for the benefit of Pledgee. In the event of failure in or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	EVENT OF DEFAULT

7.1	The following circumstances shall be deemed an Event of Default:

7.1.1	Any representation or warranty made by Pledgor in Section 5 hereof is materially misleading or incorrect, or Pledgor breaches any representations or warranties under Section 5 hereof;

7.1.2	Pledgor breaches any covenants under Section 6 hereof;

7.1.3	Pledgor breaches any terms and conditions of this Agreement;

7.1.4	Except as otherwise stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.5

Any loan, guarantee, compensation, commitment or other liabilities which (i) have been requested for repayment or performance due to the breach of contract; or (ii) are unable to be repaid or performed on due date, so as to cause Pledgee to believe that such Pledgor’s ability to perform the obligations hereunder is adversely affected;

7.1.6	Pledgor is incapable of repaying debt in general;

7.1.7	Any enactment of laws and regulation causes the illegality of this Agreement or failure of the continue performance by Pledgor of the obligations under this Agreement;

7.1.8	Any consent, permit, approval or authorization for the legality, enforcement or validity of this Agreement from governmental authorities is revoked, suspended, void or substantially changed;

7.1.9	The occurrence of any adverse change to the assets or property of Pledgor, which in Pledgee’s determination, may impact the ability of Pledgor to perform its obligations hereunder; and

7.1.10	The occurrence of any other circumstances under which Pledgee is not or may not be able to exercise its rights to dispose of the Pledge as provided by applicable law.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction, Pledgee may issue a Notice of Default to Pledgor in writing upon or at any time after the occurrence of the Event of Default, demanding Pledgor to immediately pay all the outstanding amounts under the Services Agreement and other accounts payable in full or dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	EXERCISE OF PLEDGE

8.1	Prior to the full payment of the Secured Indebtedness hereunder, without Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Intelligent Technology.

8.2	Pledgee may issue a written Notice of Default to Pledgor when exercising the Pledge.

8.3	Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge when issuing or at any time after the issuance of the Notice of Default in accordance with Section 7.3.

8.4

Pledgee shall have the right to be paid in priority with all or part of the Equity Interest hereunder based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of such Equity Interest in accordance with statutory procedures, until the unpaid consulting service fee and all other amounts payable under the Secured Indebtedness have been paid off.

8.5

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor shall not place obstacles and shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	ASSIGNMENT

9.1	Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3

At any time, Pledgee may assign any and all of its rights and obligations under the Services Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When Pledgee assigns the rights and obligations under the Services Agreement, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4

In the event of a change of Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, enter into a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

10.	TERMINATION

Upon the fulfillment of all Contractual Obligations and the full payment of all Secured Indebtedness by Intelligent Technology and Pledgor, this Agreement shall be terminated.,

11.	HANDLING FEES AND OTHER EXPENSES

11.1

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Pledgor. If Pledgee pays such taxes and fees according to applicable laws, Pledgor shall reimburse Pledgee for such paid taxes and fees.

11.2

Pledgor shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by Pledgee for the reason that Pledgor fails to pay any payable taxes, fees or charges or for other reasons which cause Pledgee to recourse by any means or ways.

12.	FORCE MAJEURE

12.1

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only to the extent within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. Force Majeure shall refer to any event that is beyond the party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a party. The party affected by Force Majeure shall notify the other party of such event and be exempted from its obligations under this Agreement promptly.

12.2

Although the affected party will not be responsible for any damage by reason of such a failure or delay of performance caused by Force Majeure, the affected party shall be exempted from such liabilities when it uses its reasonable efforts to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to use their best efforts to resume performance of this Agreement.

13.	GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1	This Agreement shall be governed by and construed in accordance with the laws of PRC.

13.2

In the event of any dispute with respect to the construction and performance of this Agreement, the parties shall first resolve the dispute through friendly negotiations. In the event the parties fail to reach an agreement on the dispute, either party may submit the relevant dispute to Guangzhou Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on both parties.

14.	NOTICES

14.1

Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by telex or facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee on a business day or after the business time, the following business day shall be the date of receipt. The place of delivery is the party’s address first written above or the address advised in writing including via facsimile and telex.

15.	APPENDICES

The appendices hereto shall be an integral part of this Agreement.

16.	EFFECTIVENESS

16.1

This Agreement is the amendment to the Original Pledge Agreement. If there is any conflict between the Original Pledge Agreement and this Agreement, this Agreement shall prevail. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the parties.

16.2	This Agreement is written in Chinese in two originals.

[Signature Page Follows]

Pledgee:

EHang Intelligent Equipment (Guangzhou) Co., Ltd.

/s/ Huazhi Hu
Huazhi Hu
Authorized Representative

/s/ Seal of EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Pledgor:

/s/ Shuai Feng
Shuai Feng

SIGNATURE PAGE TO SHARE PLEDGE AGREEMENT

Appendices:

1.    Shareholders’ Register of Intelligent Technology

2.    Investment Certificate issued by Intelligent Technology

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (this “Agreement”) has been executed by and between the following parties on October 21, 2020 in Guangzhou, PRC:

Pledgee:	EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Address:	Building C, No.72, Nanxiang Second Road, Science City of Guangzhou Hi-Tech Industrial Development Zone, PRC

Pledgor:	Weixian Xia

PRC ID No.:	[****]

Address:	[****]

Whereas:

1.

Pledgor is a natural person with the nationality of the People’s Republic of China (“China” or the “PRC”), and holds registered capital of CNY3,000,000 in Guangzhou EHang Intelligent Technology Co., Ltd. (“Intelligent Technology”) in record, representing 5% of the equity interest in Intelligent Technology. Guangzhou EHang Intelligent Technology Co., Ltd. is a limited liability company registered in Guangzhou, PRC, which engages in the research and development, manufacture, operation and sale of unmanned aerial vehicle.

2.	Pledgee is a wholly foreign-owned enterprise registered in Guangzhou, PRC, which engages in the consulting services of aviation technologies.

3.

Pledgee and Intelligent Technology owned by Pledgor entered into the Exclusive Technical Consulting and Services Agreement (the “Services Agreement”) and the Exclusive Service Agreement (the “Exclusive Services Agreement”) on January 29, 2016; Pledgee, Pledgor and Intelligent Technology entered into the Shareholders Voting Proxy Agreement (the “Voting Agreement”) and the Exclusive Option Agreement (the “Option Agreement”) on October 21, 2020.

4.

To the extent permitted by applicable laws, Pledgor is willing to pledge all its Equity Interest to Pledgee as a first priority security for the performance of the Contractual Obligations and repayment of the Secured Indebtedness, and Intelligent Technology agreed to such Pledge.

The parties have mutually agreed to execute this Agreement upon the following terms.

1.	DEFINITIONS

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement.

1.2

Equity Interest: shall refer to all of the equity interest lawfully held by Pledgor in Intelligent Technology (i.e. registered capital of CNY 3,000,000, representing 5% of the equity interest in Intelligent Technology).

1.3

Contractual Obligations: shall refer to all obligations of Pledgor under the Voting Agreement, Option Agreement and the amendments thereto; all obligations of Intelligent Technology under the Voting Agreement, Services Agreement, Exclusive Services Agreement and the amendments thereto; and all obligations of Pledgor and Intelligent Technology under this Agreement.

1.4

Secured Indebtedness: shall refer to all direct, indirect and derivative losses and losses of anticipated profits, suffered by Pledgee, incurred as a result of any Event of Default (see below) on the part of or any breach of the Contractual Obligations by Pledgor and/or Intelligent Technology, and all expenses incurred by Pledgee in connection with enforcement of the Contractual Obligations of Pledgor and/or Intelligent Technology, the amount of which is expected to be no less than CNY 3,000,000.

1.5	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.6	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.7	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	THE PLEDGE AND TRANSFER

2.1

Pledgor hereby pledges to Pledgee all of Equity Interest in Intelligent Technology held by such Pledgor. The Pledge refers to the right of Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from auction or sale of the Equity Interest.

3.	TERM OF PLEDGE

3.1	The Term of the Pledge

This Agreement shall take effect as of the date when this Agreement is duly signed or chopped by both parties; the effectiveness and execution of this Agreement will not be affected by the pledge registration specified in this Agreement. This Agreement shall be in full force and effect until Intelligent Technology and Pledgor’s satisfaction of all Contractual Obligations and settlement of all Secured Indebtedness, or for twenty (20) years as from the date hereof (the “Term of Pledge”). If Intelligent Technology and Pledgor fail to fully perform the Contractual Obligations or the Secured Indebtedness is not fully paid off, both parties agree that the Term of Pledge shall be extended at the request of Pledgee until the Contractual Obligations are fully performed and the Secured Indebtedness is fully paid off. Upon Pledgee’s request, Intelligent Technology shall extend its operation period to sustain the effectiveness of this Agreement.

4.	CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the investment certificate for its Equity Interest in Intelligent Technology and the shareholders’ register containing the Pledge within one week from the execution of this Agreement.

4.2	Pledgee shall have the right to receive dividends on the Equity Interest.

5.	REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1	Pledgor is the legal owner of the Equity Interest.

5.2	In any event that Pledgee exercises its rights under this Agreement, no interference shall be made by any other parties.

5.3	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.4	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	COVENANTS OF PLEDGOR

6.1	Pledgor hereby covenants to Pledgee that during the term of this Agreement, Pledgor shall:

6.1.1

not transfer the Equity Interest, or place or permit the existence of any security interest or other encumbrance on the Equity Interest that may affect Pledgee’s rights and interests, without the prior written consent of Pledgee;

6.1.2

comply with and implement the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may change any warranty or obligation of Pledgor hereunder or have an impact on the performance by Pledgor of its obligations hereunder.

6.2

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for payment of the Secured Indebtedness, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable timeframe with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement for the benefit of Pledgee. In the event of failure in or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	EVENT OF DEFAULT

7.1	The following circumstances shall be deemed an Event of Default:

7.1.1	Any representation or warranty made by Pledgor in Section 5 hereof is materially misleading or incorrect, or Pledgor breaches any representations or warranties under Section 5 hereof;

7.1.2	Pledgor breaches any covenants under Section 6 hereof;

7.1.3	Pledgor breaches any terms and conditions of this Agreement;

7.1.4	Except as otherwise stipulated in Section 6.1.1, Pledgor abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.5

Any loan, guarantee, compensation, commitment or other liabilities which (i) have been requested for repayment or performance due to the breach of contract; or (ii) are unable to be repaid or performed on due date, so as to cause Pledgee to believe that such Pledgor’s ability to perform the obligations hereunder is adversely affected;

7.1.6	Pledgor is incapable of repaying debt in general;

7.1.7	Any enactment of laws and regulation causes the illegality of this Agreement or failure of the continue performance by Pledgor of the obligations under this Agreement;

7.1.8	Any consent, permit, approval or authorization for the legality, enforcement or validity of this Agreement from governmental authorities is revoked, suspended, void or substantially changed;

7.1.9	The occurrence of any adverse change to the assets or property of Pledgor, which in Pledgee’s determination, may impact the ability of Pledgor to perform its obligations hereunder; and

7.1.10	The occurrence of any other circumstances under which Pledgee is not or may not be able to exercise its rights to dispose of the Pledge as provided by applicable law.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction, Pledgee may issue a Notice of Default to Pledgor in writing upon or at any time after the occurrence of the Event of Default, demanding Pledgor to immediately pay all the outstanding amounts under the Services Agreement and other accounts payable in full or dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	EXERCISE OF PLEDGE

8.1	Prior to the full payment of the Secured Indebtedness hereunder, without Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Intelligent Technology.

8.2	Pledgee may issue a written Notice of Default to Pledgor when exercising the Pledge.

8.3	Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge when issuing or at any time after the issuance of the Notice of Default in accordance with Section 7.3.

8.4

Pledgee shall have the right to be paid in priority with all or part of the Equity Interest hereunder based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of such Equity Interest in accordance with statutory procedures, until the unpaid consulting service fee and all other amounts payable under the Secured Indebtedness have been paid off.

8.5

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor shall not place obstacles and shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	ASSIGNMENT

9.1	Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3

At any time, Pledgee may assign any and all of its rights and obligations under the Services Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When Pledgee assigns the rights and obligations under the Services Agreement, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4

In the event of a change of Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, enter into a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

10.	TERMINATION

Upon the fulfillment of all Contractual Obligations and the full payment of all Secured Indebtedness by Intelligent Technology and Pledgor, this Agreement shall be terminated.,

11.	HANDLING FEES AND OTHER EXPENSES

11.1

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Pledgor. If Pledgee pays such taxes and fees according to applicable laws, Pledgor shall reimburse Pledgee for such paid taxes and fees.

11.2

Pledgor shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by Pledgee for the reason that Pledgor fails to pay any payable taxes, fees or charges or for other reasons which cause Pledgee to recourse by any means or ways.

12.	FORCE MAJEURE

12.1

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only to the extent within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. Force Majeure shall refer to any event that is beyond the party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the reasonable control of a party. The party affected by Force Majeure shall notify the other party of such event and be exempted from its obligations under this Agreement promptly.

12.2

Although the affected party will not be responsible for any damage by reason of such a failure or delay of performance caused by Force Majeure, the affected party shall be exempted from such liabilities when it uses its reasonable efforts to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to use their best efforts to resume performance of this Agreement.

13.	GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1	This Agreement shall be governed by and construed in accordance with the laws of PRC.

13.2

In the event of any dispute with respect to the construction and performance of this Agreement, the parties shall first resolve the dispute through friendly negotiations. In the event the parties fail to reach an agreement on the dispute, either party may submit the relevant dispute to Guangzhou Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on both parties.

14.	NOTICES

14.1

Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by telex or facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee on a business day or after the business time, the following business day shall be the date of receipt. The place of delivery is the party’s address first written above or the address advised in writing including via facsimile and telex.

15.	APPENDICES

The appendices hereto shall be an integral part of this Agreement.

16.	EFFECTIVENESS

16.1

This Agreement is the amendment to the Original Pledge Agreement. If there is any conflict between the Original Pledge Agreement and this Agreement, this Agreement shall prevail. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the parties.

16.2	This Agreement is written in Chinese in two originals.

[Signature Page Follows]

Pledgee:

EHang Intelligent Equipment (Guangzhou) Co., Ltd.

/s/ Huazhi Hu
Huazhi Hu
Authorized Representative

/s/ Seal of EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Pledgor:

/s/ Weixian Xia
Weixian Xia

SIGNATURE PAGE TO SHARE PLEDGE AGREEMENT

Appendices:

1.    Shareholders’ Register of Intelligent Technology

2.    Investment Certificate issued by Intelligent Technology